UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 22, 2014 (September 19, 2014)

JGWPT HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36170	46-3037859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 501, Radnor, Pennsylvania	19087-5148
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(484) 434-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)       Pursuant to a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of JGWPT Holdings, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware on September 19, 2014 and effective as of 12:01 a.m. (Eastern) on September 30, 2014 (the “Certificate of Amendment”), the Company will change its name to The J.G. Wentworth Company (the “Name Change”).  The Name Change is being made to leverage the strength of J.G. Wentworth, the company’s well-known flagship brand and the industry leader in structured settlement payment purchasing. Peachtree Financial Solutions will continue to operate as a separate brand from J.G. Wentworth.

Pursuant to Section 242(b)(1) of the General Corporation Law of the State of Delaware (the “DGCL”), the Name Change does not require approval of the Company’s stockholders.

The Amended and Restated By-Laws of the Company will also be amended and restated, effective as of September 30, 2014, to reflect the Name Change (as amended and restated, the “Second Amended and Restated Bylaws”).

Effective as of September 30, 2014, the Company will adopt a new form of stock certificate (the “Form of Stock Certificate”) representing its Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), to reflect the name change.

The Name Change will not affect the rights of the Company’s security holders.  There will be no other changes to the Company’s certificate of incorporation or by-laws in connection with the Name Change.  The Company’s Class A Common Stock will continue to trade on the New York Stock Exchange under its current ticker symbol, “JGW.”  The CUSIP number assigned to the Company’s Class A Common Stock will change to 46618D 108.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.  The Form of Stock Certificate is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

On September 22, 2014, the Company issued a press release relating to the Name Change, a copy of which is being furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

3.1
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on September 19, 2014 and effective as of 12:01 a.m. (Eastern) on September 30, 2014

3.2	Second Amended and Restated By-Laws of the Company, effective as of September 30, 2014

4.1	Form of Stock Certificate representing Class A Common Stock, par value $0.00001 per share

99.1	Press Release, dated September 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JGWPT HOLDINGS INC.

By:	/s/ Stephen A. Kirkwood
	Name:	Stephen A. Kirkwood
	Title:	Executive Vice President &
General Counsel

	Dated:	September 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on September 19, 2014 and effective as of 12:01 a.m. (Eastern) on September 30, 2014

3.2	Second Amended and Restated By-Laws of the Company, effective as of September 30, 2014

4.1	Form of Stock Certificate representing Class A Common Stock, par value $0.00001 per share

99.1	Press Release, dated September 22, 2014